Exhibit 32

FOOT LOCKER, INC.

Certification Pursuant to
18 U.S.C. Section 1350
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

      In connection with the Annual Report on Form 10-K of Foot Locker, Inc. (the “Registrant”) for the period ended January 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Matthew D. Serra as Chief Executive Officer of the Registrant and Robert W. McHugh as Chief Financial Officer of the Registrant, each hereby certify, pursuant to 18 U.S.C. Section 1350, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: March 30, 2009

Matthew D. Serra Chief Executive Officer

Robert W. McHugh Chief Financial Officer

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